Exhibit 99.1

BNN Technology plc
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY

July 2, 2018

Micronet Enertec Technologies, Inc.

28 West Grand Avenue, Suite 3

Montvale, New Jersey 07645

Gentlemen:

As you know, on June 21, 2018, BNN Technology PLC (the “Company” or “BNN”) purchased 1,363,000 shares of Micronet Enertec Technologies (including its subsidiaries and affiliates, “Micronet”) common stock from D.L. Capital Ltd, an entity controlled by David Lucatz, Micronet’s Chairman, Chief Executive Officer and President. This Letter of Intent (“Letter of Intent”) outlines the general terms and conditions pursuant to which BNN, or any of its affiliates, proposes to sell certain to-be-identified assets to Micronet as set forth in the proposed terms and conditions in Exhibit A hereto (the “Proposed Transaction”). This proposal is subject to the terms and conditions of this Letter of Intent, including the negotiation and execution of a mutually acceptable definitive agreement governing the Proposed Transaction (the “Definitive Agreement”).

This Letter of Intent is intended to express only a mutual indication of interest in the Proposed Transaction and does not represent any legally binding commitment or obligation on the part of the parties with respect to the Proposed Transaction, except with respect to following items “Items” set forth in Exhibit A: Governing Law & Jurisdiction, Exclusivity and Termination, Confirmatory Due Diligence, Confidentiality, Transaction Costs, and no party hereto will assert otherwise. Any such agreement by the parties shall only be provided for in a Definitive Agreement mutually agreed upon and executed by the parties.

As provided in Exhibit A, BNN is proposing to, amongst certain other terms and conditions to:

1.	Have a subsidiary of Micronet purchase certain assets (the “Reverse Merger”) from each of BNN and a third party, which is a transaction technology platform (“Third Party”), in exchange for cash and the issuance of shares of common stock of Micronet;

2.	Commence a third party cash tender offer of at least $1.65 per share for up to an additional approximately 35.2% of the Micronet’s outstanding shares of common stock as of the date hereof (the “Tender Offer”) so that following the Tender Offer BNN would own in the aggregate at least 50.1% of the outstanding shares of common stock of Micronet;

3.	Permit current stockholders of Micronet to choose to retain their common stock or participate in the Tender Offer. Following the Reverse Merger, Micronet will spin-off its current assets to all Micronet stockholders who held common stock post-Tender Offer, but pre-Reverse Merger, thereby allowing all such stockholders to retain the entire value of the current assets of Micronet, as well as receiving the additional value in the post-Reverse Merger company.

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -

TERM SHEET & ASSET SALE PROPOSAL FOR
MICRONET ENERTEC, INC.

This Letter of Intent may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts taken together will constitute but one and the same instrument.

This Letter of Intent, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, will be governed by and construed under and in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of any law other than the laws of the State of New York. Each party to this Letter of Intent hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court, or if such court does not have jurisdiction, any New York State court, in either case sitting in New York, New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Letter of Intent or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(Signature Page and Exhibit A Follows)

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -

Please acknowledge your acceptance of and agreement to the foregoing by signing and returning to the undersigned as soon as possible a counterpart of this Letter of Intent.

Very truly yours,

BNN TECHNOLOGY PLC

By:
Name:
Title:

ACCEPTED AND AGREED TO AS OF

July 2, 2018

MICRONET ENERTEC TECHNOLOGIES, INC.

By:
Name:
Title:

(Exhibit A Follows)

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -

TERM SHEET & ASSET SALE PROPOSAL FOR
MICRONET ENERTEC, INC.

SUMMARY OF THE TERMS OF THE PROPOSED REVERSE MERGER (all figures in $USD)

Merger Partner:

Place of Incorporation:

Trading Symbol:

Stock Exchange:

Shares Outstanding:Authorized Common Stock:

Authorized Preferred Stock:

Stock Options Outstanding:

Warrants Outstanding:

Convertible Notes Outstanding:

Fully Diluted Shares Outstanding:

Micronet Enertec Technologies, Inc. (“Micronet”)

Delaware, United States

MICT

Nasdaq Capital Market ("NCM")

9,144,465 shares of common stock outstanding as of May 14, 2018

25,000,000 shares of $0.001 par value

5,000,000 shares of $0.001 par value

972,000 options outstanding (out of with 436,000 are in the process to be terminated)

1,187,500

$4,125,000

11,303,965 shares of common stock (excluding convertible)

Acquisition Partners:	BNN Technologies PLC, a United Kingdom company (“BNN”) and a third party, which is a transaction technology platform (“Third Party”). BNN and the Third Party will collectively be referred to herein as the “OPCOs”.

Reverse Merger and Parent Public Company Name:	Subject to legal and accounting structuring advice, a reverse merger in which two new wholly owned subsidiaries of Micronet formed for purposes of the transaction (“Merger Sub”) will each merge with and into one of the OPCOs, with the OPCOs surviving as a wholly owned subsidiary of Micronet, the parent company (the “Parent Public Company”) with a public listing on the Nasdaq Capital Market (the “Reverse Merger”). Alternatively, BNN and the Third Party may sell (by way of asset sale or stock sale) discrete subsidiaries, businesses or divisions of BNN or the Third Party to Micronet or Merger Sub (such alternative transaction structure is equally referred to herein as the “Reverse Merger”). The name of the Parent Public Company shall be changed at the closing of the Reverse Merger (the “Reverse Merger Closing”) to a name more identifiable Jwith the post-Reverse Merger Closing company.

Parent Public Company Ownership; Tender Offer; Consideration:	On June 21, 2018 BNN purchased 1,363,000 shares of common stock of Micronet from D.L. Capital Ltd., a company controlled by David Lucatz, Micronet’s Chairman, Chief Executive Officer and President, representing approximately 14.89% of Micronet’s issued and outstanding common stock as of May 14, 2018.

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -

TERM SHEET & ASSET SALE PROPOSAL FOR
MICRONET ENERTEC, INC.

Prior to the Reverse Merger Closing, BNN shall make a third party cash tender offer of at least $1.65 per share for up to an additional approximately 35.2% of the Micronet’s outstanding shares of common stock as of the date hereof (the “Tender Offer”) so that following the Tender Offer BNN would, assuming the tender is fully subscribed, own in the aggregate at least 50.1% of the outstanding shares of common stock of Micronet.

Upon the Reverse Merger Closing, the pre-Reverse Merger stockholders of Micronet, but post-Tender Offer stockholders (the "Micronet Stockholders") shall retain such number of shares (the "Micronet Shares") of common stock of the post-transaction Parent Public Company equal to, subject to due diligence and discussion of outstanding exercisable or convertible securities, warrants and options, an equity valuation of approximately $15.1 million on a post-Reverse Merger basis of the Parent Public Company (the "Public Company Stock") upon the Closing Date (referred herein). This calculation assumes that at the Closing of the Reverse Merger there is no outstanding debt of any kind of Micronet.

BNN Consideration

The consideration to be paid at Closing to BNN will be comprised of shares of Public Company Stock with a value based on the aggregate enterprise value of the BNN business being sold, calculated, subject to diligence, as ~$118.4 million, minus the assumption of ~$8.4 million of expected convertible debt plus ~$20.0 million of expected cash and cash equivalents, resulting in an aggregate equity value of the Public Company Stock to be issued to BNN of approximately $130.0 million (the “BNN Equity Value”). BNN shall be issued Public Company Stock (the “BNN Shares”) in connection with the Reverse Merger in the amount of the BNN Equity Value.

The BNN Shares shall consist of shares of the Parent Public Company that are duly authorized, validly issued, non-assessable, unrestricted and without legends, free from all liens, taxes and charges. The number of BNN Shares to be issued shall be derived by dividing (i) the BNN Equity Value by (ii) the negotiated value per share of common stock of Micronet (the “Micronet Valuation”).

Third Party Consideration

The consideration to be paid to the Third Party will be based on a total enterprise value of the Third Party business being sold, subject to diligence, of $162.0 million.

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -

TERM SHEET & ASSET SALE PROPOSAL FOR
MICRONET ENERTEC, INC.

Upon the execution of the Definitive Agreements, Micronet (in conjunction with BNN and its Representatives (as defined below)) will raise approximately $26.0M - $36.0M (to be held in escrow) from both existing BNN investors and new investors in a private placement, with attached registration rights, if necessary (the “PIPE”).  The PIPE will take the form of equity, equity-linked and/or convertible promissory notes with customary terms to be negotiated (the “PIPE Securities”). The closing of the PIPE and the release of the PIPE proceeds will be subject to stockholder approval and the meeting of all of the closing conditions of the Definitive Agreements. At the closing of the PIPE, the proceeds from the issuance of the PIPE Securities will be used (a) to pay the Additional Third Party Cash (As defined below), (b) to pay fees and expenses related to the PIPE Securities and (c) for working capital purposes of the post-Reverse Merger company.  The holders of the PIPE Securities will not participate in the spin-off. The securities issued in the PIPE will dilute the stockholders of the Company, the Third Party and Micronet pro rata based on their respective valuations.

Upon Closing, the consideration to be paid to the Third Party will include (a) approximately $28.0 million from the proceeds of the PIPE (the “Initial Third Party Cash”), (b) an additional cash payment of up to $22.0 million from the balance sheet of BNN (the “Additional Third Party Cash”), (c) the issuance of either a convertible note or convertible preferred stock to the Third Party in an amount equal to approximately $22.0 million (the “Third Party Convertible Security”) and (d) shares of Public Company Stock with a value based on the net enterprise value of the Third Party business being sold, calculated, subject to diligence, as $162.0 million (the total enterprise value), minus the value of the Initial Third Party Cash, minus the Additional Third Party Cash, minus the value of the Third Party Convertible Security and plus $0.0 million of expected cash on hand, resulting in an aggregate equity value of the Public Company Stock to be issued to the Third Party of approximately $90.0 million (the “Third Party Equity Value”).  The Third Party will be delivered with a zero debt balance. The Third Party shall be issued Public Company Stock (the “Third Party Shares”) in connection with the Reverse Merger in the amount of the Third Party Equity Value.

The Third Party Shares shall consist of shares of the Parent Public Company that are duly authorized, validly issued, non-assessable, unrestricted and without legends, free from all liens, taxes and charges.  The number of Third Party Shares to be issued shall be derived by dividing (i) the Third Party Equity Value by (ii) the Micronet Valuation.

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -

TERM SHEET & ASSET SALE PROPOSAL FOR
MICRONET ENERTEC, INC.

Options and Employees	The equitable treatment of options, which are a small part of the overall capitalization, and employees, to be discussed.
Parent Public Company Board Members:	OPCOs shall nominate all members of the Parent Public Company Board at their discretion upon the Closing. The Board shall be comprised of a majority of independent members.
Filing Status Post-Reverse Merger:	Foreign Filer
Major U.S. Annual Reporting Form:	20-F
Jurisdiction of Incorporation Post-Reverse Merger:	As part of the Closing, Micronet will be redomiciled to a new, non-U.S. jurisdiction of incorporation to be determined jointly by the parties and which such redomestication shall be tax-free for the pre-Reverse Merger stockholders of Micronet or the consideration received or retained by them shall be appropriately adjusted.
Listed Exchange Post-Reverse Merger:	Nasdaq Capital Market or other mutually agreed upon national exchange.

Stockholder Voting Agreement and National Exchange Listing Requirement:

In conjunction with the signing of the Definitive Agreements, Micronet and certain Micronet Stockholders (the “Micronet Insiders”) will enter into a stockholder voting agreement with BNN committing to deliver a certain number of shares of Micronet to approve the Reverse Merger and the related transactions.

As a condition to the Reverse Merger Closing, the Parent Public Company will need to be approved for trading on the Nasdaq market system or equivalent Nationally Listed US Exchange (i.e. NYSE or NYSE American).

Signing and Closing Conditions:

The signing of the Definitive Documents and the closing of the transactions contemplated thereby will be subject to customary conditions appropriate for an acquisition of this size and complexity, including:

(i) Discussions of both parties’ financial structure and performance with each other’s respective management;

(ii) OPCOs’ review of Micronet’s operations prior to the signing of the Definitive Agreements and its financial statements that have not been publicly filed;

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -

TERM SHEET & ASSET SALE PROPOSAL FOR
MICRONET ENERTEC, INC.

(iii) Immediately prior to the Reverse Merger Closing, Micronet shall have zero debt which shall be reflected on Micronet's balance sheet and other publicly-filed financial statements at the Reverse Merger Closing;

(iv) A discussion between the parties with respect to the treatment of outstanding exercisable or convertible securities, warrants and options;

(v) Approval and filing by Micronet and the other parties, as appropriate, of all corporate actions and documents that support the transactions, including approval of new Board directors, a revised charter, and completion of any stock splits, bylaw changes or other amendments that may be reasonably requested by OPCOs, including without limitation as applicable, an information or proxy statement concerning actions related to the Reverse Merger and a prospectus for the registration of Parent Public Company Stock issued to affiliates of OPCOs;

(vi) Completion by each party and its advisors of all business, tax, accounting, legal and other due diligence reviews of the other party (in parallel with the negotiation of the Definitive Agreements), with results satisfactory to both parties in all respects;

(vii) The negotiation and execution of the Definitive Agreements;

(viii) No material adverse change in the either party’s business, operations, prospects or financial condition;

(ix) The representations and warranties of both parties being true and correct at signing and closing;

(x) Receipt of all equity holder, governmental, regulatory and third party requisite approvals and consents, including the completion of the SEC process and the required approval of each party’s stockholders, in a form satisfactory to the other party;

(xi) The terms and conditions of the Reverse Merger and their related transactions must be acceptable to both Micronet and OPCOs and approved by each of their respective Board of Directors;

(xii) Each party will procure audited financial statements related to its companies and business suitable for inclusion in an information or proxy statement, prospectus and/or current report on From 8-K in connection with the approvals and closings related to the Reverse Merger;

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -

TERM SHEET & ASSET SALE PROPOSAL FOR
MICRONET ENERTEC, INC.

(xiii) Receipt of a fairness opinion by the Board of Directors of Micronet;

(xiv) Provisions with respect to the spin-off; and

(xv) Subject to such customary additional terms as are consistent with the above, including, without limitation, fiduciary outs, break-up fees and reverse break-up fees, as will be agreed between the parties.

Confirmatory Due Diligence:	All parties will cooperate fully with each other, and their auditors and advisors to support mutual due diligence efforts. Both parties may conduct due diligence, including conversations with management and review of relevant documents as well as reports prepared by, for and received by the Boards of Directors of the equivalent of each party. Each party and its employees, officers, directors, advisors, legal counsel, accountants, agents and representatives (the “Representatives”) will extend their full cooperation to either party's Representatives in connection with such investigation and will provide either party’s Representatives with full access during normal business hours to the other party's books and records, facilities, accountants, management, officers, directors and key employees for the purpose of conducting such due diligence investigation.

Lock-Ups; Transfer Restrictions:	Micronet hereby agrees, in connection with the execution of the Definitive Agreements, to use its commercially reasonable efforts to have any of its current officers and directors who will own in excess of 3% of the outstanding common stock following the Reverse Merger execute lock-up agreements restricting the ability of such officers and directors to not sell or transfer their Micronet Shares for 12 months following the Closing Date, other than in connection with the Tender Offer.

Transaction Costs:	Each Party shall be responsible for its own costs and expenses in negotiating the Reverse Merger, preparing and negotiating the Definitive Agreements and preparing all required disclosure relating to such party in connection with documents required to be filed with the SEC and other regulatory authorities in connection with such transactions.

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -

TERM SHEET & ASSET SALE PROPOSAL FOR
MICRONET ENERTEC, INC.

Publicity:	The Parties intend to issue a mutually agreeable joint press release immediately following the execution of this Letter of Intent.
Exclusivity and Termination:	Until the earlier of (i) sixty (60) days from the execution of this LOI or (ii) execution of a Definitive Agreement (the “Exclusivity Period”), Micronet will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the Public Company Stock, any other capital stock, business or assets of Micronet, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Letter of Intent. This Letter of Intent may be terminated earlier through mutual agreement or due to a failure of either party to fulfill the obligations described in this Letter of Intent.
Governing Law and Jurisdiction:	State of New York
Closing Date:	All parties expect to close and complete the Proposed Transaction by late Q3’2018/Q4’2018 (the "Closing Date").
Non-Binding:	Except for the provisions relating to Confidentiality, Exclusivity and Termination, Confirmatory Due Diligence, Transaction Costs and Governing Law and Jurisdiction this term sheet is non-binding and is subject to the satisfactory completion of due diligence and mutually agreeable definitive documentation.
Confidentiality:	The parties to this LOI acknowledge and agree that the existence and terms of this LOI and the Proposed Transaction are strictly confidential and further agree that they and their respective representatives, including without limitation, shareholders, directors, officers, employees or advisors, shall not disclose to the public or to any third party the existence or terms of this LOI or the Proposed Transaction other than with the express prior written consent of the other party, except as may be required by applicable law, rule or regulation, or at the request of any governmental, judicial, regulatory or supervisory authority having jurisdiction over a party or any of its representatives, control persons or affiliates (including, without limitation, the rules or regulations of the SEC or FINRA), or as may be required to defend any action brought against such party in connection with the Proposed Transaction. If a party is so required to make such a disclosure, it must first provide to the other party the content of the proposed disclosure, the reasons that the disclosure is required, and the time and place that the disclosure will be made. In such event, the parties will work together to draft a disclosure which is acceptable to both parties. The parties acknowledge and agree that the provisions of the Confidentiality Agreement dated April 23, 2018 between the parties remain in full force and effect.

BNN TECHNOLOGY PLC
First Floor Mallory House
Goostrey Way
Knutsford

Cheshire, WA16 7GY
- PRIVILEGED AND CONFIDENTIAL -